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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------



DATE OF REPORT:   AUGUST 10, 1998
DATE OF EARLIEST EVENT REPORTED:    AUGUST 10, 1998

                   STIRLING COOKE BROWN HOLDINGS LIMITED
           (Exact name of registrant as specified in its charter)


       BERMUDA                     000-23427                 NOT APPLICABLE
   (State or other          (Commission File Number)        (I.R.S. Employer
   jurisdiction of                                           Identification
   incorporation or                                              Number)
    organization)
                           VICTORIA HALL, THIRD FLOOR
                               11 VICTORIA STREET
                            HAMILTON, HM 11, BERMUDA
                        (Address of principal executive
                                    offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:         (441) 295-7556


Item 5.  Other Events.
         ------------

     On August 10, 1998, the  registrant  issued the press release filed as
Exhibit 99.1 hereto.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------



               Exhibit       Description
               -------       -----------

                 99.1        Press Release issued August 10, 1998





                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



     Dated: August 10, 1998.


                                   STIRLING COOKE BROWN HOLDINGS LIMITED


                                   By:    /s/  George W. Jones
                                      ----------------------------------
                                       George W. Jones
                                       Chief Financial Officer
                                       and Director




                               EXHIBIT INDEX



               Exhibit       Description
               -=----        -----------

                 99.1        Press Release issued August 10, 1998